SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 19, 2006



                                Sun Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



        New Jersey                  0-20957                     52-1382541
----------------------------     --------------               -------------
(State or other jurisdiction     (SEC File No.)               (IRS Employer
of incorporation)                                         Identification Number)



226 Landis Avenue, Vineland, New Jersey                           08360
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (856) 691-7700
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01  Other Events
---------  ------------

         On January 19, 2006, Sun Bancorp, Inc. announced the completion of its previously announced merger with Advantage Bank. A copy of the Press Release regarding such announcement is incorporated herein by reference in its entirety and is attached hereto as Exhibit 99.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
---------  ------------------------------------------------------------------

Exhibit 99 -- Press Release dated January 19, 2006.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             SUN BANCORP, INC.


Date:    January 20, 2006                    /s/ Dan A. Chila
                                                 -------------------------------
                                                 Dan A. Chila
                                                 Executive Vice President and
                                                 Chief Financial Officer